                                   EXCELSIOR
                          Private Equity Fund II, Inc.



                                 ANNUAL REPORT


                                October 31, 2000

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

  We are pleased to provide you with the 2000 Annual Report for the Excelsior Private Equity Fund II, Inc. (the "Fund"). During this past year, the Fund concluded making new portfolio investments.

  Through October 31, 2000, the Fund has committed 91% and invested 83% of the initial capital raised. The Fund's portfolio construction was completed in its third year of existence. The Fund has made a total of 20 direct investments and invested in 13 private investment funds. With respect to direct investments, two companies have been sold and two have been taken public. In addition, the Fund has received meaningful distributions from several private investment funds.

  Our investment approach has always been to create a diversified portfolio. Our direct investment portfolio is diversified, on a cost basis, as follows:

            Information Technology  32%
            Information Services    26%
            Life Sciences           16%
            Communications          13%
            Education               11%
            Other                    2%

  With respect to performance, we measure the Fund's return in two ways. To be consistent with the manner in which nearly all other venture capital and private equity funds measure performance, we use the internal rate of return ("IRR") metric. The IRR measures the performance of the Fund's direct and private fund investments only, excluding the cash portion of the portfolio invested in money market instruments. From inception through the fiscal year ended October 31, 2000, the Fund's IRR on its capital at risk in private equity was 53.8%. We also provide the Fund's total return, including the cash portion of the portfolio and including an imputed reinvestment rate consistent with the Securities and Exchange Commission's ("SEC") performance measurement methodology. Calculated this way, the Fund achieved a total return of 35.9% for the fiscal year ended October 31, 2000, and has generated a 17.3% annualized total return since its commencement of operations on October 8, 1997. To date, the Fund has returned approximately 37% of the investors' original investment.

Direct Investments

Investments Sold

 . Softcom Microsystems, Inc., Fremont, CA, designs, develops and markets data acceleration products used in high-speed communications networks. Softcom's single-chip network accelerator solutions and integrated subsystems provide processing capabilities which help alleviate the "data bottleneck" at the point where baseband Local Area Network traffic moves on to a high-speed broadband Internet backbone. In August 1999, Softcom was sold to Intel for cash. The Fund realized a 3.7x return on its $4.2 million investment.

 .  WNP Communications, Inc., Reston, VA, acquired broadband spectrum covering
   30 of the top 50 markets in the United States in the Local Multipoint Distribution Services auction conducted by the Federal Communications Commission in 1998. In May 1999, the company was acquired by NextLink, a leading wireless communication services provider, for cash and stock. The Fund has sold all of its stock of NextLink and realized a 2.24x return on its $5.9 million investment.

Investments Held -- Public

 .  Curon Medical, Inc. (NASDAQ: CURN) (formerly known as Conway-Stuart
   Medical, Inc.), Sunnyvale, CA, develops and markets medical devices for the treatment of gastrointestinal diseases using radio frequency delivered though a catheter. Curon completed its initial public offering in September 2000. The Fund invested $6 million in Curon at an average cost of $2.63 per share and currently holds 2.3 million shares. As of October 31, 2000, Curon was trading at approximately $11 3/8 per share.

 . LifeMinders, Inc. (NASDAQ: LFMN), Herndon, VA, is an online direct marketing company that provides personalized information and advertisements via email to a community of members. Email messages contain helpful reminders and tips that enable its members to better organize and manage their lives. In November 1999, the company completed its initial public offering. The Fund has invested $11.5 million in LifeMinders at an average cost of $2.70 per share and the company's stock, as of October 31, 2000, was trading at $11 5/8 per share. The Fund has sold 735,000 shares of LifeMinders and has realized $26 million in proceeds.

Investments Held -- Private

 . Advantage Schools, Inc., Boston, MA, is a for-profit provider of public school education management services. Advantage manages charter schools in troubled urban school districts in cooperation with local partners. Its schools are publicly-funded, receiving per-student capitalization rates generally consistent with those received by other schools in the district.

 .  BPA Systems, Inc., Austin, TX, develops fulfillment software that help
   Internet-enabled companies rapidly take advantage of e-commerce opportunities. The BPA products suite allows large global companies as well as Internet startups to fully integrate their existing supply chains with their e-commerce web sites.

 . Captura Software, Inc., Bothell, WA, develops and provides expense management software and service solutions for large companies. The company's products significantly increase the efficiency and lower the cost of expense reports by providing a web-based software application that automates much of the process. On October 12, 2000, Captura filed an S-1 registration statement with the SEC for up to $70 million for its initial public offering of its common stock. The lead underwriter for the offering will be Banc of America Securities, LLC. The other managing underwriters include U.S. Bancorp Piper Jaffray, Wit SoundView and Pacific Crest Securities.

 . Classroom Connect, Inc., Los Angeles, CA, is a provider of Internet-based educational products for students in the kindergarten to eighth grade market. The company's product and service offerings include proprietary instruction guides, teaching plans, seminars and unique Internet content. The company is targeting teachers and school districts wishing to incorporate the Internet into the classroom.

 . ePod Corp., New York, NY, provides distributed e-commerce, content syndication and rich media advertising services to manufacturers, retailers, web publishers and content providers in the entertainment, retail and advertising industries. The ePod.com commerce network uses a common merchandising infrastructure whereby companies can promote and sell products by packaging and distributing content and merchandise through commerce-enabled showcases called ePods.

 . firstsource Corp., Santa Ana, CA, is the largest full service provider of e-procurement infrastructure solutions for both buyers and sellers.
   firstsource Corp.'s proprietary technology platform, inpowr FSP, has been developed over the past seven years with over seven million dollars invested, and has handled over one million procurement transactions. Each transaction is managed end-to-end by firstsource, including determination of inventory availability, order processing, customer services, fulfillment, collections and returns management.

 . KillerBiz, Inc., Santa Clara, CA, is an online business-to-business marketplace and software solution connecting small businesses to suppliers of goods and services. The company is dedicated to reducing the time and costs associated with services procurement while providing sellers with a cost effective means to access and respond to qualified sales leads. The KillerBiz web site offers a business-to-business marketplace that leverages both Extensive Mark-up Language and patent-pending Intelligent Trained Agent technology.

 . MarketFirst Software, Inc., Mountain View, CA, develops and markets hosted e-marketing software and services targeting middle-market corporations. The company's solution is focused on enabling and managing interactive marketing campaigns through the Internet. The company's customers are motivated by the prospect of increasing customer revenue, improving customer relationships and reducing costs by automating key marketing functions with the MarketFirst solution.

 . MySeasons.com, Inc., New York, NY, is a business-to-consumer and business-to-business Internet commerce site aimed at selling gardening and related horticultural products, as well as providing associated content to the gardening community.

 . PowerSmart, Inc., Shelton, CT, is a provider of "smart" battery management products designed to maximize battery run-times and safety in laptop computers, cellular telephones and camcorders as well as a variety of hand-held electronic devices. PowerSmart recently introduced two new lines of Application Specific Integrated Circuits and electronic modules that offer performance and flexibility at competitive prices. PowerSmart was formed as a spin-off of technology and related assets from Duracell.

 . Protogene Laboratories, Inc., Palo Alto, CA, is a developer and manufacturer of DNA gene chip technology used in molecular biology and genetic research. The company's products allow for flexible, short-run testing of genetic expression that has broad applications in genetic research and pharmaceutical development.

 . ReleaseNow, Inc., Menlo Park, CA, is an outsourced provider of e-commerce services for vendors and resellers of software and other digital goods. ReleaseNow provides software publishers, software resellers and content-driven web sites with technology and services to establish an Internet-based sales and distribution channel.

 . SurVivaLink Corporation, Minnetonka, MN, designs, develops, manufactures, and markets automated external defibrillators (AEDs), which are portable, emergency medical devices that deliver electrical shocks to resuscitate victims of cardiac arrests. SurVivaLink's AEDs are small, lightweight and easy to use, making them suitable for law enforcement personnel, firefighters and paramedics.

 . Zeus Wireless, Inc., Columbia, MD, builds and markets long-range frequency hopping radios for commercial and industrial facilities. The company utilizes radio frequency technology as a substitute for wire with comparable range, reliability and security at a lower price while offering the flexibility associated with wireless solutions.

Investments Written-Off

 . Constellar Corporation, Redwood Shores, CA, a provider of enterprise application integration software and services to large organizations in North America, Europe and Australia, was sold in an asset purchase transaction to the Data Mirror Group. The purchase price was $15 million, which was used to satisfy the company's debts. Although the transaction calls for certain contingency payments to shareholders, the investment has been fully written-off.

 .  Managemark, Inc. (formerly known as On the Go Software, Inc.), Sunnyvale,
   CA, is an Internet application software company focused on developing finance and administration software and services for small and middle-market firms. The company's bank foreclosed on its credit line when Managemark failed to raise additional capital. Consequently, it is likely that the Fund will not receive any proceeds from this investment and will realize a loss of approximately $5.5 million.

Investments in Third-Party Investment Funds

 . Advanced Technology Ventures V, LP ("ATV V") is an early-stage focused fund targeting information technology and health care markets. The Fund has received distributions of Vignette common stock from ATV V.

 . Brand Equity Ventures I, LP ("BEV") is focused on investing broadly across the consumer sector, particularly in branded opportunities within e-commerce, retailing, and direct response markets. The Fund has received stock distributions of Cyberian Outpost and Alloy Online from BEV.

 . Brentwood Associates III, LP ("BA III") is focused on middle-market buyouts and consolidations. BA III's strategy is to identify industries with consolidation characteristics, develop a strategy for implementation and recruit management to execute that strategy.

 . Broadview Capital Partners, LP is focused on buyouts, recapitalizations and growth financings within the technology sector.

 . Commonwealth Ventures II, LP ("CV II") invests in early to later-stage information technology companies in the New England region. CV II maintains a particular focus on communications technology, Internet software and services and e-commerce companies. The Fund has received a distribution of Cisco Systems common stock from CV II.

 . Communications Ventures III LP ("CV III") targets early-stage companies exclusively in the communications sector. In October, two of CV III's portfolio companies, Sitesmith and Entera, were acquired by Metromedia Fiber Network and CacheFlow, respectively.

 . Freidman, Fleischer & Lowe, LP is a fund focused exclusively on participation in middle-market buyouts.

 . Mayfield X, LP invests in early-stage information technology and healthcare companies, primarily located in Silicon Valley. To date, Mayfield X has distributed shares of Aether common stock to the Fund.

 . Mid-Atlantic Venture Fund III, LP ("MAVF III") invests in early and expansion-stage companies throughout the Mid-Atlantic region of the United States. The principals of MAVF III have significant investment experience and, over the years, have established a presence within the investment community in the Mid-Atlantic region.

 . Morgenthaler Venture Partners V, LP ("MVP V") is primarily an early-stage venture fund, investing largely in information technology and healthcare companies but also invests in buyouts of basic businesses. The Fund has received distributions of CheckFree Holdings common stock from MVP V.

 . Quad-C Partners V, LP is focused on taking control positions in leveraged acquisitions and recapitalizations of middle-market companies.

 . Sevin Rosen Fund VI, LP ("Sevin Rosen") invests in early-stage technology companies, focusing specifically on companies in communications and eBusiness infrastructure and solutions, as well as those companies with Internet-enabled business models. From Sevin Rosen, the Fund has received stock distributions of Vitesse Semiconductor, Cisco Systems and Broadcom.

 . Trinity Ventures VI, LP ("Trinity") is an early to later-stage fund, which invests in the software, communications and electronic commerce sectors. The Fund received distributions of Sciquest shares and cash from Trinity.

  We are still early in the harvest cycle of the Fund. Despite the market turbulence over the past few months, we remain optimistic regarding the Fund's prospects and remain committed to doing everything in our power to drive shareholder value.

Respectfully submitted,



/s/ David Fann                            /s/ Douglas Lindgren


David Fann                                Douglas Lindgren
President and Chief Executive Officer     Chief Investment Officer

Excelsior Private Equity Fund II, Inc.
Portfolio of Investments October 31, 2000

   Principal                                 Acquisition   Coupon      Value
 Amount/Shares                                 Date##    Rate/Yield  (Note 1)
 -------------                               ----------- ---------- -----------
 U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.38%
  $21,600,000  Fannie Mae, 11/02/00 (Cost
               $21,596,142)...............                  6.43%*  $21,596,142
                                                                    -----------
 PRIVATE INVESTMENT FUNDS #, @ -- 31.27%
               Advanced Technology
               Ventures V, LP.............                            3,994,945
               Brand Equity Ventures I,
               LP.........................                            2,735,190
               Brentwood Associates III,
               LP.........................                            1,771,671
               Broadview Capital Partners,
               LP.........................                            2,115,080
               Commonwealth Capital
               Ventures II, LP............                            3,154,479
               Communications Ventures
               III, LP....................                           23,066,790
               Friedman, Fleischer & Lowe,
               LLC, LP....................                            1,170,272
               Mayfield X, LP.............                            6,555,280
               Mid-Atlantic Venture Fund
               III, LP....................                            6,965,132
               Morgenthaler Venture
               Partners V, LP.............                           15,082,031
               Quad-C Partners V, LP......                            3,548,917
               Sevin Rosen Fund VI, LP....                            5,681,909
               Trinity Ventures VI, LP....                            4,746,561
                                                                    -----------
               TOTAL PRIVATE INVESTMENT
               FUNDS (Cost $42,376,908)...                           80,588,257
                                                                    -----------
 PRIVATE COMPANIES #, +, @ -- 40.33%
  Common and Preferred Stocks -- 38.58%
   Biotechnology -- 2.20%
    7,100,000  Protogene Laboratories,
               Inc., Series B.............   12/99-01/00              5,680,000
                                                                    -----------
   Computer Software -- 0.00%
    1,151,315  Constellar Corp., Series
               C..........................      04/98                       --
                                                                    -----------
   Educational Services -- 8.09%
        7,548  Advantage Schools, Inc.,
               Series C...................      06/98                 8,722,510
       79,531  Advantage Schools, Inc.,
               Series D...................      03/99                 1,010,970
      111,074  Advantage Schools, Inc.,
               Series E...................      09/00                 1,283,854
       38,502  Classroom Connect, Inc.,
               Cumulative.................      09/98                 3,850,200
      361,822  Classroom Connect, Inc.,
               Series A...................      09/98                 4,121,153
      162,297  Classroom Connect, Inc.,
               Series B...................      06/99                 1,848,563
                                                                    -----------
                                                                     20,837,250
                                                                    -----------
   Internet Services -- Business -- 16.29%
    1,428,572  BPA Systems Inc., Series
               A..........................      06/00                 5,000,000
      695,652  Captura Software, Inc.,
               Series D...................      02/99                 6,462,608
       86,114  Captura Software, Inc.,
               Series E...................      02/00                   799,999
      913,597  ePod Corp., Series B-1.....      12/99                 2,151,521
      467,174  ePod Corp., Series B-2.....   05/00-08/00              1,100,195
    2,388,345  firstsource Corp., Series
               A..........................      02/00                10,000,000
    7,113,967  Managemark, Inc., Series
               B..........................      06/99                       --
    4,694,407  Marketfirst Software, Inc.,
               Series B...................      09/99                 4,999,570
    2,000,000  MySeasons.com, Inc., Series
               A..........................   02/00-03/00              2,000,000
    1,676,229  ReleaseNow, Inc., Series
               D..........................      06/98                 8,381,145
      115,000  ReleaseNow, Inc., Series
               E..........................      05/99                   575,000
      100,000  ReleaseNow, Inc., Series
               F..........................      12/99                   500,000
                                                                    -----------
                                                                     41,970,038
                                                                    -----------
   Medical Devices -- 2.71%
      522,388  SurVivaLink Corp., Series
               B..........................      08/98                 6,999,994
                                                                    -----------
   Semiconductors -- 7.35%
    4,850,000  PowerSmart, Inc., Common...      01/98                 8,810,510
    7,960,371  PowerSmart, Inc., Series
               A..........................      01/98                 7,960,371
      530,786  PowerSmart, Inc., Series
               B..........................      08/99                 1,464,863
      252,780  PowerSmart, Inc., Series
               D..........................      10/00                   697,622
                                                                    -----------
                                                                     18,933,366
                                                                    -----------

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Portfolio of Investments October 31, 2000--(continued)

   Principal                               Acquisition   Coupon      Value
 Amount/Shares                               Date##    Rate/Yield   (Note 1)
 -------------                             ----------- ---------- ------------
 PRIVATE COMPANIES #, +, @ -- (continued)
  Common and Preferred Stocks -- (continued)
   Wireless Radio Equipment -- 1.94%
   3,033,981   Zeus Wireless, Inc.,
               Series B.................      12/99               $  5,000,001
                                                                  ------------
  Promissory Notes -- 1.37%
   Internet Services--Business -- 1.14%
    $750,000   Killerbiz, Inc...........   12/99-09/00     8.00%       750,000
    $500,000   Managemark, Inc..........      05/00       10.00            --
  $2,200,000   Marketfirst Software,
               Inc......................   07/00-10/00     9.00      2,200,000
                                                                  ------------
                                                                     2,950,000
                                                                  ------------
   Medical Devices -- 0.23%
    $585,000   SurVivaLink Corp.........      12/99       12.00        585,000
                                                                  ------------

  Warrants -- 0.38%
   Educational Services -- 0.14%
      27,760   Advantage Schools, Inc...      02/99                    320,518
      46,219   Advantage Schools, Inc.,
               Series D.................      03/99                     46,293
                                                                  ------------
                                                                       366,811
                                                                  ------------
   Internet Services -- Business -- 0.00%
     148,148   MySeasons.com, Inc.,
               Series A.................                                   --
                                                                  ------------

   Software Distribution Services -- 0.24%
     173,913   Captura Software, Inc.,
               Series D.................      02/99                    615,652
      21,529   Captura Software, Inc.,
               Series E.................      02/00                        --
                                                                  ------------
                                                                       615,652
                                                                  ------------
               TOTAL PRIVATE COMPANIES
               (Cost $92,071,348).......                           103,938,112
                                                                  ------------
 PUBLIC COMPANIES #, +, @ -- 20.69%
  Common Stock -- 20.28%
   Medical Devices -- 7.55%
   2,280,000   Curon Medical, Inc.......      08/99                 19,451,250
                                                                  ------------
   Internet Services -- Consumer -- 12.73%
   3,526,685   Life Minders, Inc........   02/99-09/99              32,798,171
                                                                  ------------

  Options -- 0.29%
   Medical Devices -- 0.29%
     101,088   Curon Medical, Inc.......      12/99                    738,264
                                                                  ------------
  Warrants -- 0.12%
   Medical Devices -- 0.12%
      76,950   Curon Medical, Inc.......      05/00                    318,972
                                                                  ------------
               TOTAL PUBLIC COMPANIES
               (Cost $16,602,415).......                            53,306,657
                                                                  ------------
 INVESTMENT COMPANIES -- 4.83%
   3,657,768   Dreyfus Treasury Cash
               Management Fund..........                             3,657,768
      46,400   Dreyfus Government Cash
               Management Fund..........                                46,400
   8,750,189   Fidelity Cash Portfolio,
               U.S. Treasury II.........                             8,750,189
                                                                  ------------
               TOTAL INVESTMENT
               COMPANIES (Cost
               $12,454,357)                                         12,454,357
                                                                  ------------
 TOTAL INVESTMENTS (Cost $185,101,170**).............    105.50%   271,883,525
 OTHER ASSETS & LIABILITIES (NET)....................     (5.50)   (14,178,319)
                                                         ------   ------------
 NET ASSETS..........................................    100.00%  $257,705,206
                                                         ======   ============

--------
 *Discount Rate
** Aggregate cost for Federal tax and book purposes.
 + At October 31, 2000, the Fund owned 5% or more of the Company's outstanding shares thereby making the Company an affiliate as defined by the Investment Company Act of 1940. Total market value of affiliated securities owned at October 31, 2000 was $157,244,769.
 # Restricted as to public resale. Acquired between January 1, 1998 and October
   31, 2000. Total cost of restricted securities at October 31, 2000 aggregated $151,050,671. Total market value of restricted securities owned at October 31, 2000 was $237,833,026 or 92.29% of net assets.
## Required disclosure for restricted securities only.
 @ Non-Income Producing Security.

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Statement of Assets and Liabilities
October 31, 2000

  ASSETS:
   Investments, at value (Cost $185,101,170) (Note 1)............  $271,883,525
   Receivable for investments sold...............................     2,022,282
   Interest receivable...........................................       103,053
   Cash..........................................................         2,174
   Other Assets..................................................       159,126
                                                                   ------------
   Total Assets..................................................   274,170,160
  LIABILITIES:
   Incentive fee payable (Note 2)................................     5,059,389
   Deferred incentive fee payable (Note 2).......................     9,714,201
   Management fees payable (Note 2)..............................       928,875
   Payable for investments purchased.............................       574,999
   Directors' fees payable (Note 2)..............................        66,489
   Administration fees payable (Note 2)..........................        14,499
   Accrued expenses and other payables...........................       106,502
                                                                   ------------
   Total Liabilities.............................................    16,464,954
                                                                   ------------
  NET ASSETS.....................................................  $257,705,206
                                                                   ============
  NET ASSETS consist of:
   Undistributed net investment income...........................  $  1,304,582
   Accumulated net realized gain on investments..................         4,174
   Net unrealized appreciation of investments....................    86,782,355
   Allowance for management incentive fee........................   (19,688,071)
   Par value.....................................................         1,957
   Paid-in capital in excess of par value........................   189,300,209
                                                                   ------------
  Total Net Assets...............................................  $257,705,206
                                                                   ============
  Shares of Common Stock Outstanding ($0.01 par value, 200,000
  authorized)....................................................       195,730
  NET ASSET VALUE PER SHARE......................................  $   1,316.64
                                                                   ============

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Statement of Operations
For the Year Ended October 31, 2000

  INVESTMENT INCOME:
   Interest income................................................  $ 4,202,089
                                                                    -----------
  EXPENSES:
   Managing investment advisory fees (Note 2).....................    4,196,214
   Legal fees.....................................................      128,390
   Directors' fees and expenses (Note 2)..........................       66,689
   Administration fees (Note 2)...................................       58,000
   Audit fees.....................................................       44,200
   Printing fees..................................................        8,570
   Miscellaneous expenses.........................................      161,623
                                                                    -----------
   Total Expenses.................................................    4,663,686
                                                                    -----------
  NET INVESTMENT LOSS.............................................     (461,597)
                                                                    -----------
  NET REALIZED AND UNREALIZED GAIN: (Note 1)
   Net realized gain on investments...............................   31,080,775
   Net change in unrealized appreciation of investments...........   54,326,850
                                                                    -----------
  NET REALIZED AND UNREALIZED GAIN................................   85,407,625
                                                                    -----------
  Net change in allowance for management incentive fee............   (8,936,514)
                                                                    -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $76,009,514
                                                                    ===========

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Statement of Changes in Net Assets

                                                     Year Ended October 31,
                                                        2000          1999
                                                    ------------  ------------
  OPERATIONS:
   Net investment income (loss)...................  $   (461,597) $  4,168,296
   Net realized gain on investments...............    31,080,775    24,838,281
   Net change in unrealized appreciation of
   investments....................................    54,326,850    32,260,091
   Net change in allowance for management
   incentive fee..................................    (8,936,514)  (10,751,557)
                                                    ------------  ------------
   Net increase in net assets resulting from
   operations.....................................    76,009,514    50,515,111
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..........................       --         (7,669,460)
   Net realized gain..............................   (52,919,404)      --
   Paid-in capital................................   (10,491,818)      --
                                                    ------------  ------------
   Total Distributions............................   (63,411,222)   (7,669,460)
                                                    ------------  ------------
  Net increase in net assets......................    12,598,292    42,845,651
  NET ASSETS:
   Beginning of period............................   245,106,914   202,261,263
                                                    ------------  ------------
   End of period (including undistributed net
   investment income of $1,304,582 and $5,259,727,
   respectively)..................................  $257,705,206  $245,106,914
                                                    ============  ============

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Statement of Cash Flows
For the Year Ended October 31, 2000

  CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
   Proceeds from Sales of Investments...........................  $ 32,345,524
   Purchases of Investments.....................................   (59,491,934)
   Net Decrease in Short-Term Investments.......................    95,513,291
   Investment Income............................................     4,340,858
   Management Incentive Fee Paid................................    (4,914,480)
   Operating Expenses Paid......................................    (4,379,999)
                                                                  ------------
   Net Cash Provided for Investing and Operating Activities.....    63,413,260
                                                                  ------------
  CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions Paid...........................................   (63,411,222)
                                                                  ------------
   Net Cash Used by Financing Activities........................   (63,411,222)
                                                                  ------------
   Net Increase in Cash.........................................         2,038
  Cash at Beginning of Year.....................................           136
                                                                  ------------
  Cash at End of Year...........................................  $      2,174
                                                                  ============
  Reconciliation of Net Investment Loss to Net Cash Provided for
  Investing and Operating Activities:
   Net Investment Loss..........................................  $   (461,597)
   Proceeds from Sales of Investments...........................    32,345,524
   Purchases of Investments.....................................   (59,491,934)
   Net Decrease in Short-Term Investments.......................    95,513,291
   Net Decrease in Receivables Related to Operations............       132,055
   Net Decrease in Payables Related to Operations...............    (6,868,574)
   Accretion/Amortization of Discounts and Premiums.............     2,244,495
                                                                  ------------
   Net Cash Provided for Investing and Operating Activities.....  $ 63,413,260
                                                                  ============

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Financial Highlights -- Selected Per Share Data and Ratios

  For a Fund share outstanding throughout each period

                                                                   October 8,
                                    Year Ended October 31,          1997* to
                                 --------------------------------  October 31,
                                   2000        1999       1998        1997
                                 ---------   ---------  ---------  -----------
  NET ASSET VALUE, BEGINNING OF
  PERIOD.......................  $1,252.27   $1,033.37  $1,003.46   $1,000.00
                                 ---------   ---------  ---------   ---------
  INCOME FROM INVESTMENT
  OPERATIONS
   Net Investment Income
   (Loss)......................      (2.36)      21.29      41.84        2.79
   Net Realized and Unrealized
   Gain (Loss) on Investments..     436.36      291.72      (1.78)       0.67
   Net Change in Allowance for
   Management Incentive fee....     (45.66)     (54.93)       --          --
                                 ---------   ---------  ---------   ---------
   Total From Investment
   Operations..................     388.34      258.08      40.06        3.46
                                 ---------   ---------  ---------   ---------
  DISTRIBUTIONS
   Net Investment Income.......        --       (39.18)    (10.15)        --
   Net Realized Gains..........    (270.37)        --         --          --
   Paid-In Capital.............     (53.60)        --         --          --
                                 ---------   ---------  ---------   ---------
   Total Distributions.........    (323.97)     (39.18)    (10.15)        --
                                 ---------   ---------  ---------   ---------
  NET ASSET VALUE, END OF
  PERIOD.......................  $1,316.64   $1,252.27  $1,033.37   $1,003.46
                                 =========   =========  =========   =========
  TOTAL NET ASSET VALUE
  RETURN+......................      35.89 %     25.94%      4.04%       0.35%
                                 =========   =========  =========   =========
  RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period
   (Thousands).................  $ 257,705   $ 245,107  $ 202,261   $ 156,050
   Ratio of Net Operating
   Expenses to Average Net
   Assets......................       1.55 %      1.26%      0.87%       0.72%**
   Ratio of Gross Operating
   Expenses to Average Net
   Assets++....................       1.55 %      1.26%      0.87%       1.04%**
   Ratio of Net Investment
   Income (Loss) to Average Net
   Assets......................      (0.15)%      1.86%      4.05%       4.23%**
   Portfolio Turnover Rate.....         14 %        40%         0%          0%


* Commencement of operations
** Annualized
+ Total investment return based on per share net asset value reflects the effects of changes in net asset value based on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares were issued in a private placement and are not traded, therefore market value total investment return is not calculated. Total return for periods of less than one year are unannualized.
++ Expense ratio before waiver of fees and reimbursement of expenses by adviser.

                       See Notes to Financial Statements

                    EXCELSIOR PRIVATE EQUITY FUND II, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Private Equity Fund II, Inc. ("the Fund") was incorporated under the laws of the State of Maryland on March 20, 1997, and is a non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

  The following is a summary of the Fund's significant accounting policies. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  (a) Portfolio valuation:

    The Fund values portfolio securities quarterly and at other such times, as in the Board of Directors' view, as circumstances warrant. Investments in securities that are traded on a recognized stock exchange or on the national securities market are valued at the last sale price for such securities on the valuation date. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Direct equity investments that are the same class as a class of stock that is registered and publicly traded, but are subject to regulatory holding periods or other restrictions, are valued based upon the last sales price of the unrestricted stock on the securities exchange on which such securities are primarily traded, less a liquidity discount determined by the Investment Adviser. Direct equity investments for which market quotations are not readily available are carried at fair value as determined in good faith by the Investment Adviser after considering certain pertinent factors, including the cost of the investment, developments since the acquisition of the investment, comparisons to similar publicly traded investments, subsequent purchases of the same investment by other investors, the current financial position and operating results of the issuer and such other factors as may be deemed relevant. Investments in limited partnerships are carried at fair value as determined by the Investment Adviser. In establishing the fair value of investments in other partnerships, the Investment Adviser takes into consideration information received from those partnerships, including their financial statements and the fair value established by the general partner of the investee partnership.

    At October 31, 2000, market quotations were not readily available for securities valued at $237,833,026. Such securities were valued by the Investment Adviser, under the supervision of the Board of Directors. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

  (c) Repurchase agreements:

    The Fund enters into agreements to purchase securities and to resell them at a future date. It is the Fund's policy to take custody of securities purchased and to ensure that the market value of the collateral including accrued interest is sufficient to protect the Fund from losses incurred in the event the counterparty does not repurchase the securities. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  (d) Federal income taxes:

    It is the policy of the Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

    Dividends from net investment income are declared and paid at least annually. Any net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. During the current year, permanent differences, primarily due to net operating losses, resulted in decreases in undistributed net investment income and accumulated net realized gain on investments and a corresponding increase in paid-in capital. The reclassification had no effect on net assets.

    At October 31, 2000, the tax basis of the Fund's investments for Federal income tax purposes amounted to $185,101,170. The net unrealized appreciation amounted to $86,782,355, which is comprised of gross unrealized appreciation of $99,831,901 and aggregate gross unrealized depreciation of $13,049,546.

2. Investment Advisory Fee, Administration Fee, and Related Party Transactions

  Pursuant to an Investment Management Agreement ("Agreement"), United States Trust Company of New York ("U.S. Trust") serves as the Managing Investment Adviser to the Fund. Under the Agreement, for the services provided, U.S. Trust is entitled to receive a fee, at the annual rate of 1.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested or committed to be invested in Portfolio Companies or Private Funds and equal to an annual rate of 0.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested in short-term investments and are not committed to Portfolio Companies or Private Funds.

  In addition to the management fee, the Fund has agreed to pay U.S. Trust an incentive fee in an amount equal to 20% of the cumulative realized capital gains (net of realized capital losses and unrealized net capital depreciation) on investments other than Private Funds, less the aggregate amount of incentive fee payments in prior years. If the amount of the incentive fee in any year is a negative number, or cumulative net realized gains less net unrealized capital depreciation at the end of any year is less than such amount calculated at the end of the previous year, U.S. Trust will be required to repay the Fund all or a portion of the incentive fee previously paid.

  U.S. Trust is a state-chartered bank and trust company and a member bank of the Federal Reserve System and is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of the Charles Schwab Corporation.

  Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, (the "Administrator") provides administrative services to the Fund. For the services provided to the Fund, the Administrator is entitled to an annual fee of $58,000, which is paid quarterly.

  U.S. Trust has voluntarily agreed to waive or reimburse other operating expenses of the Fund, exclusive of management fees, to the extent they exceed 0.25% of the Fund's net assets. No such reimbursement was required during the year ended October 31, 2000.

  Each Director of the Fund receives an annual fee of $15,000, and is reimbursed for expenses incurred for attending meetings. No person who is an officer, director or employee of U.S. Trust, or of any parent or subsidiary thereof, who serves as an officer, director or employee of the Fund receives any compensation from the Fund.

3. Purchases and Sales of Securities

  The Fund's purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2000, aggregated $60,066,932 and $34,368,859, respectively.

  At October 31, 2000, the Fund had outstanding investment commitments totaling $15,761,052.

4. Transactions with Affiliated Companies

  An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. The Fund did not receive dividend or interest income from affiliated companies during the period. Transactions with companies, which are or were affiliates are as follows:

               Summary of Transactions with Affiliated Companies

                                              Sales     Realized      Value
Affiliate                       Purchases   Proceeds      Gains      (Note 1)
---------                      ----------- ----------- ----------- ------------
Advantage Schools, Inc. .....  $ 1,283,579         --          --  $ 11,384,145
BPA Systems, Inc. ...........    5,000,000         --          --     5,000,000
Captura Software, Inc. ......      799,999         --          --     7,878,257
Curon Medical, Inc. .........      124,144         --          --    20,508,486
ePod Corp. ..................    2,099,998         --          --     3,251,716
firstsource Corp. ...........   10,000,000         --          --    10,000,000
Killerbiz, Inc. .............      750,000         --          --       750,000
Managemark, Inc. ............      500,000         --          --           --
Marketfirst Software, Inc. ..    2,200,000         --          --     7,199,570
MySeasons.com, Inc...........    2,000,000         --          --     2,000,000
PowerSmart, Inc. ............      689,343         --          --    18,933,366
Protogene Laboratories,
 Inc. .......................    5,680,000         --          --     5,680,000
ReleaseNow, Inc. ............      500,000         --          --     9,456,145
SurVivaLink Corp. ...........      585,000         --          --     7,584,994
Zeus Wireless, Inc. .........    5,000,001         --          --     5,000,001
Life Minders, Inc. ..........          --  $26,106,023 $25,208,441   32,798,171
                               ----------- ----------- ----------- ------------
                               $37,212,064 $26,106,023 $25,208,441 $147,424,851
                               =========== =========== =========== ============

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors
Excelsior Private Equity Fund II, Inc.

  We have audited the accompanying statement of assets and liabilities of Excelsior Private Equity Fund II, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2000, the related statement of operations and statement of cash flows for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the indicated periods. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Excelsior Private Equity Fund II, Inc. at October 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years then ended and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.


                             /s/ Ernst & Young LLP


New York, New York
December 15, 2000

                   Federal Income Tax Information (Unaudited)

  In order to meet certain requirements of the Internal Revenue Code we are advising you that of the $63,411,222 distributions paid by the fund during the fiscal year October 31, 2000, $47,915,850 is from long-term capital gains, 5,003,554 is from short-term capital gains, and $10,491,818 is from paid-in capital.

  The percentage of income earned from direct treasury obligations was 0.00% for the Fund.

  Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV, which will be sent to you separately in January 2001.

                          OTHER BUSINESS (UNAUDITED)

  The Annual Meeting of Shareholders of the Company was held at the offices of United States Trust Company 114 West 47th Street, New York, New York 10036 on July 18, 2000, at 10:00 a.m. (New York time) (the "Meeting"). Of the 195,730 shares outstanding as of April 24, 2000, the record date for the Meeting, 127,623 were present or represented by proxy at the Meeting. The shareholders of the Company approved the following matters: (i) to elect each of Mr. Bernstein, Mr. Hover, Mr. Murphy and Mr. Imbimbo as directors of the Company,
(ii) to approve or disapprove a new investment advisory agreement among the Company, United States Trust Company of New York and U.S. Trust Company, (iii) to approve and ratify or disapprove and reject the payments previously made to United States Trust Company of New York and U.S. Trust Company pursuant to the investment advisory agreement and the Board of Directors' determinations with respect thereto, and (iv) to ratify or reject the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 2000. The results of the voting for each of these proposals were as follows:

1. Election of Directors:

                                                                 For   Withheld
-------------------------------------------------------------------------------
John C. Hover II.............................................. 126,409  1,214
Gene M. Bernstein............................................. 126,384  1,239
Stephen V. Murphy............................................. 126,309  1,314
Victor F. Imbimbo, Jr......................................... 126,409  1,214

2. To approve the new investment advisory agreement:

For: 125,541
Against: 1,004
Abstain: 1,078

3. To approve and ratify payments previously made to United States Trust Company of New York and U.S. Trust Company, etc.:

For: 106,284
Against: 2,305
Abstain: 19,034

4. To ratify Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 2000:

For: 126,210
Against: 880
Abstain: 533